UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

STRIVE, INC.
(Exact name of Company as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct, Suite 1400, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(855) 427-7360
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC
Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share	SATA	The Nasdaq Stock Market LLC
15.00% Series A Perpetual SATS Preferred Stock, $0.001 par value per share	SATS	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modifications to Rights of Security Holders.

As previously disclosed, Strive, Inc. (the "Company") entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Cantor Fitzgerald & Co., as the joint book-running managers and representatives of the several underwriters, relating to the issuance and sale in an underwritten offering (the “Offering”) of 7,000,000 shares (the “Shares”) of the Company’s 15.00% Series A Perpetual SATS Preferred Stock, $0.001 par value per share (the “SATS Stock”).

In connection with the issuance of the SATS Stock, Strive filed a Certificate of Designation (the “Certificate of Designation”) with the Nevada Secretary of State on October 19, 2026 designating 17,000,000 shares, and establishing the terms, of the SATS Stock.

The SATS Stock accumulates cumulative dividends (“regular dividends”) at a rate per annum equal to 15.00% on the stated amount of $100 per share (the “stated amount”) thereof. Regular dividends will be payable when, as and if declared by Strive’s board of directors (“Board”) or any duly authorized committee thereof, out of funds legally available for their payment, in arrears for each regular dividend period on each regular dividend payment date to stockholders of record as of the close of business on the regular record date immediately preceding the applicable regular dividend payment date. Regular dividend dates will fall on each business day, as defined in the governing documentation for the SATS Stock, beginning on November 9, 2026. If declared in full, the first scheduled regular dividend on the SATS Stock payable will include all accrued and unpaid dividends from and after the closing date. No dividend, interest or other amount will accumulate or accrue on any unpaid regular dividends, regardless of whether regular dividends are declared for any future regular dividend period. Declared regular dividends on the SATS Stock will be payable solely in cash in the manner, and subject to the provisions, described in the Certificate of Designation.

At the closing of the Offering, Strive increased its existing dividend reserve in an amount equal to the first 18 months of dividend payments calculated as of the date of the Offering and deposited an equivalent of $22.50 per share of SATS Stock into an account funded by the Company with a combination of existing cash on hand and securities (based on the value of such securities at the closing of this Offering).

The SATS Stock has a par value of $0.001 per share and initially has a liquidation preference of $100 per share, subject to adjustment as set forth below (the “Liquidation Preference”). The SATS Stock ranks senior to Strive’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”) and Class B common stock, $0.001 par value per share (the “Class B Common Stock”), with respect to the payment of dividends and the distribution of assets upon Strive’s liquidation, dissolution or winding up. If Strive liquidates, dissolves or winds up, whether voluntarily or involuntarily, then the holders of SATS Stock will be entitled to receive payment for the Liquidation Preference of, and all accumulated and unpaid regular dividends and any compounded dividends on, their shares of SATS Stock out of Strive’s assets or funds legally available for distribution to its stockholders, before any such assets or funds are distributed to, or set aside for the benefit of, holders of the Class A Common Stock and Class B Common Stock or other junior stock. The SATS Stock is junior to Strive’s Variable Rate Perpetual Preferred Stock (the “SATA Stock”) existing and future indebtedness and structurally junior to the liabilities of Strive’s subsidiaries and subject to the rights and preferences of any other class or series of preferred stock then outstanding.

The Liquidation Preference of the SATS Stock is initially $100 per share; provided, however, that, effective immediately after the close of business on each business day after the initial issue date (and, if applicable, during the course of a business day on which any sale transaction to be settled by the issuance of SATS Stock is executed, from the exact time of the first such sale transaction during such business day until the close of business of such business day), the Liquidation Preference per share of SATS Stock will be adjusted to be the greatest of (i) the stated amount per share of SATS Stock; (ii) in the case of any business day with respect to which Strive has, on such business day or any business day during the ten trading day period preceding such business day, executed any sale transaction to be settled by the issuance of SATS Stock, an amount equal to the last reported sale price per share of SATS Stock on the trading day immediately before such business day; and (iii) the arithmetic average of the last reported sale prices per share of SATS Stock for each trading day of the ten consecutive trading days (or, if applicable, the lesser number of trading days as have elapsed during the period from, and including, the initial issue date to, but excluding, such business day) immediately preceding such business day.

Strive has the right, at its election, to redeem all, but not less than all, of the SATS Stock, at any time, for cash if the total number of shares of all SATS Stock then outstanding is less than 25% of the total number of shares of SATS Stock originally issued in the Offering and in any future offering, taken together. In addition, Strive has the right to redeem all, but not less than all, of the SATS Stock if certain tax events occur. The redemption price for any SATS Stock to be redeemed will be a cash amount equal to the Liquidation Preference of the SATS Stock to be redeemed as of the business day before the date on which Strive provides the related redemption notice, plus accumulated and unpaid regular dividends, if any, thereon to, and including, the redemption date.

If an event that constitutes a “Fundamental Change” under the Certificate of Designation governing the SATS Stock occurs, then holders of the SATS Stock will have the right to require Strive to repurchase some or all of their shares of SATS Stock at a cash repurchase price equal to the stated amount of the SATS Stock to be repurchased, plus accumulated and unpaid regular dividends, if any, to, and including, the Fundamental Change repurchase date.

The SATS Stock has voting rights with respect to certain amendments to Strive’s articles of incorporation or the Certificate of Designation, certain business combination transactions and certain other matters. However, holders of the SATS Stock will not always be entitled to vote with holders of Class A Common Stock on matters on which holders of Class A Common Stock are entitled to vote.

The above description of the Certificate of Designation and the terms of the SATS Stock is a summary and is not complete. A copy of the Certificate of Designation and the form of the certificate representing the SATS Stock are filed as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Certificate of Designation and the SATS Stock set forth in such exhibits.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

The information set forth above in this Current Report under Item 3.03 is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On October 20, 2026, the Company issued a press release relating to the closing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Neither this Current Report on Form 8-K nor the press release attached hereto constitute an offer to sell or the solicitation of an offer to buy any securities.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the press release attached hereto may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, express or implied statements regarding the outlook and expectations of Strive and its subsidiaries, the strategic benefits and financial benefits of the merger transaction with Semler Scientific, Inc. (the “merger transaction”), including the expected impact of the merger transaction on Strive’s future financial performance, the ability to successfully integrate the combined businesses, and the anticipated use of proceeds of the offering. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive and its respective management team about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:

•	the outcome of any legal proceedings that may be instituted against Strive or its subsidiaries;

•	the possibility that the anticipated benefits of the merger transaction are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

•	the diversion of management’s attention from ongoing business operations and opportunities;

•	dilution caused by Strive’s issuance of additional shares of its SATS Stock, Class A Common Stock or SATA Stock;

•	potential adverse reactions of Strive’s clients and customers or changes to business or employee relationships, including those resulting from the completion of the merger transaction; and

•	other factors that may affect future results of Strive or the future trading performance of its SATS Stock, Class A Common Stock or SATA Stock.

These factors are not necessarily all of the factors that could cause Strive’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s results.

Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive with the SEC.

The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained herein and the press release attached hereto speak only as of the date hereof, and Strive undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

No Offer or Solicitation

Neither this Current Report on Form 8-K nor the press release attached hereto is intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designation relating to the SATS Stock (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Form 8-A filed with the Securities and Exchange Commission on October 19, 2026 (File No. 001-41612)).
4.1	Form of certificate representing the SATS Stock (included as Exhibit A to Exhibit 3.1).
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP
23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (include in Exhibit 5.1).
99.1	Press Release of Strive, Inc. dated October 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2026	Strive, Inc.

/s/ Matthew Cole
Name: Matthew Cole
Title: Chief Executive Officer